                                                         EXHIBIT NO. EX-99.O.4

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                                POWER OF ATTORNEY



       The undersigned director of DFA INVESTMENT DIMENSIONS GROUP INC. (the "Fund") hereby appoints DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, CATHERINE L. NEWELL AND VALERIE A. BROWN (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to the Fund's Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares by the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

       The undersigned director hereby executes this Power of Attorney as of this 24th day of January, 2001.




/s/ ABBIE JEAN SMITH
-----------------------------
Abbie Jean Smith, Director

                        THE DFA INVESTMENT TRUST COMPANY

                                POWER OF ATTORNEY



       The undersigned trustee of THE DFA INVESTMENT TRUST COMPANY (the "Fund") hereby appoints DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, CATHERINE L. NEWELL AND VALERIE A. BROWN (with full power to any of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to a Registration Statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, including any and all amendments thereto, covering the registration of any registered investment company for which any Series of the Fund serves as a master fund in a master fund-feeder fund structure, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. The undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

       The undersigned trustee hereby executes this Power of Attorney as of the 24th day of January, 2001.

/s/ ABBIE JEAN SMITH
-----------------------------
Abbie Jean Smith, Director

                  DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

                                POWER OF ATTORNEY


       The undersigned director of DIMENSIONAL EMERGING MARKETS FUND INC. (the "Fund") hereby appoints DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, CATHERINE L. NEWELL and VALERIE A. BROWN (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to the Fund's Registration Statement, including any and all amendments thereto, covering the registration of the Fund as an investment company, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

       The undersigned director hereby executes this Power of Attorney as of this 24th day of January, 2001.

/s/ ABBIE JEAN SMITH
-----------------------------
Abbie Jean Smith, Director